Exhibit 99.1

Virtu Announces First Quarter 2016 Results

NEW YORK, NY, May 4, 2016 — Virtu Financial, Inc. (NASDAQ: VIRT) a leading technology-enabled market maker and liquidity provider to the global financial markets, today reported results for the first quarter ended March 31, 2016.

First Quarter Selected Results

First Quarter 2016:

•                  Net Income of $51.4 million; Adjusted Net Income* of $58.9 million

•                  GAAP Basic EPS of $0.27; Diluted EPS of $0.26; Normalized Adjusted EPS* of $0.31

•                  Adjusted Net Trading Income* of $117.3 million

•                  Adjusted EBITDA* of $81.1 million; Adjusted EBITDA Margin* of 67.9%

•                  Quarterly cash dividend of $0.24 per share payable on June 15, 2016

* Non-GAAP financial measures. Please see “Non-GAAP Financial Measures and Other Items” for more information.

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on June 15, 2016 to shareholders of record as of June 1, 2016.

“Our business delivered impressive results in the first quarter of 2016 as the overall volume and volatility environment across our operations was generally positive,” said Douglas Cifu, Chief Executive Officer of Virtu Financial.

GAAP Financial Results

Total revenues decreased 13.0% to $192.6 million for this quarter, compared to $221.5 million for the same period in 2015. Trading income, net, decreased 12.9% to $186.3 million for this quarter, compared to $213.9 million for the same period in 2015. Net income decreased 33.7% to $51.4 million for this quarter, compared to $77.4 million for the same period in 2015.

GAAP Basic and Diluted EPS for this quarter were $0.27 and $0.26, respectively.

Historical quarterly results from first quarter 2014 to date are available at http://ir.virtu.com.

Business Performance

For the first quarter of 2016, Adjusted Net Trading Income decreased 21.0% to $117.3 million for this quarter, compared to $148.4 million for the same period in 2015. Adjusted Net Income decreased 33.0% to $58.9 million for this quarter, compared to $87.9 million for the same period in 2015. Adjusted EBITDA decreased 23.8% to $81.1 million for this quarter, compared to $106.4 million for the same period in 2015. Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxation, Normalized Adjusted EPS would be $0.31 for this quarter.

Since our inception, we have sought to broadly diversify our market making across securities, asset classes and  geographies, and as a result, for the quarter ended March 31, 2016, we achieved a diverse mix of Adjusted Net Trading Income results, with no one category constituting more than 31.8% of our total Adjusted Net Trading Income. Average daily Adjusted Net Trading Income was approximately $1.923 million for this quarter compared to $2.433 million for the same period in the previous year.

As of March 31, 2016, Virtu was connected to more than 230 unique market venues in 35 countries and made markets in over 12,000 financial instruments.

The following tables show our Adjusted Net Trading Income, average daily Adjusted Net Trading Income and percentage of Adjusted Net Trading Income by category for the three months ended March 31, 2016 and 2015, respectively.

	Three Months Ended March 31,
	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Adjusted Net Trading Income:
Category
Americas Equities	$37,278	31.8%	$29,132	19.6%	28.0%
EMEA Equities	13,710	11.7%	17,399	11.7%	-21.2%
APAC Equities	12,180	10.4%	10,923	7.4%	11.5%
Global Commodities	30,347	25.9%	34,654	23.4%	-12.4%
Global Currencies	20,501	17.5%	42,167	28.4%	-51.4%
Options, Fixed Income and Other	8,713	7.4%	9,198	6.2%	-5.3%
Unallocated(1)	(5,434)	-4.7%	4,935	3.3%	NM

Total Adjusted Net Trading Income	$117,295	100.0%	$148,408	100.0%	-21.0%

	Three Months Ended March 31,
	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Average Daily Adjusted Net Trading Income:
Category
Americas Equities	$611	31.8%	$478	19.6%	28.0%
EMEA Equities	225	11.7%	285	11.7%	-21.2%
APAC Equities	200	10.4%	179	7.4%	11.5%
Global Commodities	497	25.9%	568	23.4%	-12.4%
Global Currencies	336	17.5%	691	28.4%	-51.4%
Options, Fixed Income and Other	143	7.4%	151	6.2%	-5.3%
Unallocated(1)	(89)	-4.7%	81	3.3%	NM

Total Adjusted Net Trading Income	$1,923	100.0%	$2,433	100.0%	-21.0%

	Three Months Ended March 31,
	2016	2015	% Change

Selected Market Metrics:
US Equities Average Daily Volume, in millions(2)	8,552	6,916	23.7%
US Equities Average Daily Volume, in $ USD billions(2)	$305.5	$285.6	7.0%
EU Equities Average Daily Volume, in millions(2)	6,673	6,581	1.4%
EU Equities Average Daily Volume, in € EUR billions(2)	€53.8	€54.7	-1.6%
TSE Equities Average Daily Volume, in millions(3)	2,911	2,707	7.5%
TSE Equities Average Daily Volume, in ¥ JPY billions(3)	¥2,914	¥2,807	3.8%
CME Average Daily Energy Contracts(4)	2,535,521	2,140,644	18.4%
CME Average Daily FX Contracts(4)	943,974	951,064	-0.7%
OCC Average Daily Volume, in millions(5)	17.1	16.3	5.0%
VIX (Average)(6)	20.49	16.57	23.6%
VIX (High)(6)	27.59	22.39	23.2%
VIX (Low)(6)	19.34	13.02	48.5%
Trading Days (US)(7)	61	61

(1) Under our methodology for recording ‘‘trading income, net’’ in our condensed consolidated statements of comprehensive income, we recognize revenues based on the exit price of assets in accordance with applicable U.S. GAAP rules, and when we calculate Adjusted Net Trading Income for corresponding reporting periods, we start with trading income, net. By contrast, when we calculate Adjusted Net Trading Income by category, we recognize revenues on a daily basis, and as a result prices used in recognizing revenues may differ. Because we provide liquidity on a global basis, across asset classes and time zones, the timing of any particular daily Adjusted Net Trading Income calculation can effectively defer or accelerate revenue from one day to another or one reporting period to another, as the case may be. We do not allocate any resulting differences based on the timing of revenue recognition.

(2) Source: BATS

(3) Source: Tokyo Stock Exchange

(4) Source: Chicago Mercantile Exchange Group

(5) Source: Options Clearing Corporation

(6) Source: Chicago Board Options Exchange

(7) Based on NYSE/NASDAQ trading calendar

Financial Condition

As of March 31, 2016, Virtu had $148.5 million in cash and cash equivalents, and total long-term debt outstanding in an aggregate principal amount of $498.5 million.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), we use the following non-GAAP measures of financial performance:

•                  “Adjusted Net Trading Income”, which is the amount of revenue we generate from our market making activities, or trading income, net, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•                  “Adjusted Net Income”, which measures our operating performance by adjusting Net Income to exclude amortization of purchased intangibles and acquired capitalized software, severance, reserve for legal matter, transaction advisory fees and expenses, termination of office leases, equipment write-off, acquisition related retention bonus, share based compensation, charges related to share based compensation at IPO, 2015 Management Incentive Plan, and charges related to share based compensation awards at IPO.

•                  “EBITDA”, which measures our operating performance by adjusting Net Income to exclude financing interest expense on senior secured credit facility, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, equipment write-off and income tax expense, and “Adjusted EBITDA”, which measures our operating performance by further adjusting EBITDA to exclude severance, reserve for legal matter, transaction advisory fees and expenses, termination of office leases, acquisition related retention bonus, share based compensation, charges related to share based compensation at IPO, 2015 Management Incentive Plan, and charges related to share based compensation at IPO.

•                  “Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items including IPO related adjustments and other non-cash items, assuming that all vested and unvested Virtu Financial LLC units have been exchanged for Class A Common Stock, and applying a corporate tax rate of 35.5%.

Adjusted Net Trading Income, Adjusted Net Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, Adjusted Net Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because it assists both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, Adjusted Net Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains covenants and other tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted Net Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of Adjusted Net Trading Income, Adjusted Net Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, Adjusted Net Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, Adjusted Net Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Adjusted Net Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•                  they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;

•                  our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•                  they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and

•                  they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, Adjusted Net Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, Adjusted Net Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include operating income (loss), Net Income (loss), cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share data)	2016	2015

Revenues:
Trading income, net	$186,289	$213,930
Interest and dividends income	4,268	5,182
Technology services	2,081	2,416

Total revenues	192,638	221,528

Operating Expenses:
Brokerage, exchange and clearance fees, net	59,725	61,138
Communication and data processing	17,722	17,943
Employee compensation and payroll taxes	22,557	26,900
Interest and dividends expense	13,537	9,566
Operations and administrative	4,491	8,491
Depreciation and amortization	7,727	8,195
Amortization of purchased intangibles and acquired capitalized software	53	53
Equipment write-off	428	1,468
Charges related to share based compensation at IPO	595	—
Financing interest expense on senior secured credit facility	7,101	7,602

Total operating expenses	133,936	141,356

Income before income taxes and non-controlling interest	58,702	80,172
Provision for income taxes	7,346	2,728

Net income	$51,356	$77,444

Non-controlling interest	(41,008)

Net income available for common stockholders	$10,348

Earnings per share:
Basic	$0.27
Diluted	$0.26

Weighted average common shares outstanding
Basic	38,210,209
Diluted	38,489,489

Comprehensive income:
Net income	$51,356	$77,444
Other comprehensive income (loss)
Foreign exchange translation adjustment, net of taxes	2,494	(4,633)

Comprehensive income	$53,850	$72,811
Less: Comprehensive income attributable to noncontrolling interests	(42,801)

Comprehensive income available for common stockholders	$11,049

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Income, EBITDA, Adjusted EBITDA, Adjusted Net Trading Income, and selected Operating Margins.

	Three Months Ended March 31,
	2016	2015
	(in thousands, except percentages)
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$186,289	$213,930
Interest and dividends income	4,268	5,182
Brokerage, exchange and clearance fees, net	(59,725)	(61,138)
Interest and dividends expense	(13,537)	(9,566)

Adjusted Net Trading Income	$117,295	$148,408

Reconciliation of Net Income to Adjusted Net Income
Net income	$51,356	$77,444
Amortization of purchased intangibles and acquired capitalized software	53	53
Severance	193	303
Termination of office leases	(319)	2,729
Equipment write-off	428	1,468
Share based compensation	5,395	5,853
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,196	—
Charges related to share based compensation awards at IPO	595	—

Adjusted Net Income	$58,897	$87,850

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	$51,356	$77,444
Financing interest expense on senior secured credit facility	7,101	7,602
Depreciation and amortization	7,727	8,195
Amortization of purchased intangibles and acquired capitalized software	53	53
Equipment write-off	428	1,468
Provision for income taxes	7,346	2,728

EBITDA	$74,011	$97,490

Severance	193	303
Termination of office leases	(319)	2,729
Share based compensation	5,395	5,853
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,196	—
Charges related to share based compensation awards at IPO	595	—

Adjusted EBITDA	$81,071	$106,375

Selected Operating Margins
Net Income Margin(1)	43.0%	51.3%
Adjusted Net Income Margin(2)	49.3%	58.2%
EBITDA Margin(3)	62.0%	64.6%
Adjusted EBITDA Margin(4)	67.9%	70.5%

(1) Calculated by dividing net income by the sum of Adjusted Net Trading Income and technology services revenue.

(2) Calculated by dividing Adjusted Net Income by the sum of Adjusted Net Trading Income and technology services revenue.

(3) Calculated by dividing EBITDA by the sum of Adjusted Net Trading Income and technology services revenue.

(4) Calculated by dividing Adjusted EBITDA by the sum of Adjusted Net Trading Income and technology services revenue.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended March 31,
	2016	2015
(in thousands, except share and per share data)
Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$51,356	$77,444
Provision for income taxes	7,346	2,728
Income before income taxes	$58,702	$80,172
Amortization of purchased intangibles and acquired capitalized software	53	53
Severance	193	303
Termination of office leases	(319)	2,729
Equipment write-off	428	1,468
Share based compensation	5,395	5,853
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,196	—
Charges related to share based compensation awards at IPO	595	—
Normalized Adjusted Net Income before income taxes	$66,243	$90,578
Normalized provision for income taxes(1)	23,516	32,155
Normalized Adjusted Net Income	$42,727	$58,423

Adjusted shares outstanding(2)	139,891,431	138,447,359

Normalized Adjusted EPS	$0.31	$0.42

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 35.5%.

(2) Assumes that (1) holders of all vested and unvested Virtu Financial LLC Units (together with corresponding shares of Class C common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class A common stock on a one-for-one basis,  (2) holders of all Virtu Financial LLC Units (together with corresponding shares of Class D common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class B common stock on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B common stock into shares of Class A common stock on a one-for-one basis.

Includes 279,280 additional shares from dilutive impact of options and restricted stock units outstanding under the 2015 Management Incentive Plan during the three months ended March 31, 2016.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

	March 31,	December 31,
	2016	2015
	(in thousands, except share data)
Assets
Cash and cash equivalents	$148,514	$163,235
Securities borrowed	654,065	453,296
Securities purchased under agreements to resell	—	14,981
Receivables from broker-dealers and clearing organizations	626,660	476,536
Trading assets, at fair value	1,523,674	1,297,214
Property, equipment and capitalized software, net	33,017	37,501
Goodwill	715,379	715,379
Intangibles (net of accumulated amortization)	1,150	1,203
Deferred taxes	191,238	193,740
Other assets	38,421	38,845
Total assets	$3,932,118	$3,391,930

Liabilities, redeemable interest and equity
Liabilities
Short-term borrowings	$32,000	$45,000
Securities loaned	690,672	524,603
Payables to broker-dealers and clearing organizations	435,958	486,604
Trading liabilities, at fair value	1,408,358	979,090
Tax receivable agreement obligations	218,399	218,399
Accounts payable and accrued expenses and other liabilities	89,364	86,775
Senior secured credit facility, net	492,782	493,589
Total liabilities	$3,367,533	$2,834,060

Total equity	564,585	557,870

Total liabilities, redeemable interest and equity	$3,932,118	$3,391,930

	As of March 31, 2016
	Interests	%
Ownership of Virtu Financial LLC Interests:
Virtu Financial, Inc. - Class A Common Stock	39,078,806	28.0%
Non-controlling Interests (Virtu Financial LLC)	100,533,345	72.0%
Total Virtu Financial LLC Interests	139,612,151	100.0%

Conference Call Information

Douglas Cifu, Chief Executive Officer, and Joseph Molluso, Chief Financial Officer, will host a conference call to discuss the Company’s financial results and outlook on Wednesday, May 4, 2016, at 7:30 a.m. Eastern Time. To access the conference call, please dial (855) 645-0552 (U.S.) or (720) 634-9067 (international). The Company will also host a live audio Webcast of the conference call on the Investor Relations section of the Company’s website at http://ir.virtu.com/events.cfm. The Webcast will also be archived on http://ir.virtu.com/events.cfm for 90 days following the announcement.

About Virtu Financial, Inc.

Virtu is a leading technology-enabled market maker and liquidity provider to the global financial markets. We stand ready, at any time, to buy or sell a broad range of securities and other financial instruments, and we generate revenue by buying and selling securities and other financial instruments and earning small amounts of money on individual transactions based on the difference between what buyers are willing to pay and what sellers are willing to accept, which we refer to as “bid/ask spreads,” across a large volume of transactions. We make markets by providing quotations to buyers and sellers in more than 12,000 securities and other financial instruments on more than 230 unique exchanges, markets and liquidity pools in 35 countries around the world. We believe that our broad diversification, in combination with our proprietary technology platform and low-cost structure, enables us to facilitate risk transfer between global capital markets participants by supplying liquidity and competitive pricing while at the same time earning attractive margins and returns.

Cautionary Note Regarding Forward-Looking Statements

The foregoing information contains certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking sta1tements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company’s financial results may be found in the company’s filings with the Securities and Exchange Commission.

CONTACT

Investor Relations

Andrew Smith

Virtu Financial, Inc.

(212) 418-0195

investor_relations@virtu.com

Media Relations

media@virtu.com